UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

LEAP THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SUPPLEMENT TO PROXY STATEMENT

This proxy statement supplement (“Proxy Supplement”) updates the definitive proxy statement on Schedule 14A of Leap Therapeutics, Inc. (the “Company”) dated April 29, 2024 and made available to shareholders in connection with its annual meeting of shareholders to be held on July 2, 2024 (the “Proxy Statement”). Except as specifically described in this Proxy Supplement, all information set forth in the Proxy Statement continues to apply and this Proxy Supplement does not modify, amend or supplement the Proxy Statement.

This Proxy Supplement is being filed solely to correct an administrative oversight on the proxy card that previously was furnished to shareholders. Specifically, Proposal No. 1 of the proxy card regarding the election of directors incorrectly gave shareholders the option to cast “For”, “Abstain” or “Withhold” votes. Instead, Proposal No. 1 should give the voting options “For” or “Withhold”. Accordingly, the Company is providing a revised proxy card to its shareholders as of the record date. The proxy statement explains the effects of “For” or “Withhold” votes cast with respect to Proposal No. 1 in a manner consistent with the revised proxy card. Shareholders of record may change their votes at any time prior to 11:59 p.m. Eastern Time on July 1, 2024 for shares held directly.

2024

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

LEAP THERAPEUTICS, INC.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on July 1, 2024.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend:
https://www.cstproxy.com/leaptx/2024

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES UNDER ITEM 1 AND "FOR" ITEMS 2, 3 AND 4.

1. Election of Directors

	FOR	WITHHOLD
(1) James Cavanaugh	☐	☐
(2) Douglas E. Onsi	☐	☐
(3) Christian Richard	☐	☐
(4) Richard Schilsky	☐	☐

	FOR	AGAINST	ABSTAIN
2. Advisory vote on executive compensation paid to named executive officers ("Say-on-Pay Proposal").	☐	☐	☐
3. To approve an amendment to the Leap Therapeutics, Inc. 2022 Equity Incentive Plan ("EIP Proposal").	☐	☐	☐
4. Ratification of the appointment of EisnerAmper LLP, an independent registered public accounting firm, as our independent auditors for the year ending December 31, 2024.	☐	☐	☐

CONTROL NUMBER

Signature____________________**Signature, if held jointly**____________________**Date**________**, 2024**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2024 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders To view the 2024 Proxy Statement, the 2023 Annual Report and to attend the Annual Meeting, please go to: https://www.cstproxy.com/leaptx/2024 LEAP THERAPEUTICS, INC. PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints Augustine Lawlor and Douglas E. Onsi, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Leap Therapeutics, Inc. held of record by the undersigned at the close of business on May 15, 2024 at the Annual Special Meeting of Stockholders of Leap Therapeutics, Inc. to be held on July 2, 2024, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF EACH OF THE NOMINEES UNDER PROPOSAL 1 AND IN FAVOR OF PROPOSALS 2, 3 AND 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. 188272 Leap Therapeutics Proxy Card Rev3 Back (Continued, and to be marked, dated and signed, on the other side)